AXP(R)
                                                                    Equity Value
                                                                            Fund

                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)
(icon of) hour glass

American
   Express(R)
Funds

AXP Equity Value Fund seeks to provide shareholders with growth of capital and income.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Stocks for the Bargain-hunter

Like almost everything else, prices of companies that are believed to be sound sometimes are reduced. For any of a variety of reasons, they fall out of favor with investors and their stock prices decline. These so-called "value" stocks represent a classic opportunity to buy low in the market, which is what AXP Equity Value Fund seeks to do. Should investors rediscover the potential of such companies, the stocks may well recover and benefit shareholders accordingly.

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                        3

Portfolio Manager Q & A                  3

Fund Facts                               5

The 10 Largest Holdings                  6

Making the Most of the Fund              7

The Fund's Long-term Performance         8

Board Members and Officers              10

Independent Auditors' Report            13

Financial Statements                    14

Notes to Financial Statements           17

Investments in Securities               25

Federal Income Tax Information          28

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2   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Arne H. Carlson
(picture of) Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

Portfolio Manager Q & A

Q: How did AXP Equity Value Fund perform over the 12-month period ended March 31, 2002?

A: After struggling for much of the period, value stocks recovered in the second half of the Fund's fiscal year. For the year, AXP Equity Value Fund returned 0.10% (Class A shares excluding sales charges). By comparison, the unmanaged Russell 1000(R) Value Index, the unmanaged Standard &Poor's 500 Index and the Lipper Large-Cap Value Funds Index returned 4.38%, 0.21% and 1.02%, respectively, for the same period.

Q: What factors affected the Fund's performance during the year?

A: The Fund's fiscal year began in an environment of economic struggle that proved to be difficult for stock investors. Large-cap value stocks, the focus of this Fund, lagged the rest of the market in the initial months of the period. This situation culminated in early fall with the tragic events of September 11th. By late September, the environment began to change, and so did investors' attitudes. Suddenly, expectations grew that the period of economic weakness would soon give way to positive growth. This led the stock market, including value stocks, to

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3   AXP EQUITY VALUE FUND -- ANNUAL REPORT
rebound; however, this segment couldn't keep pace with growth stocks in the last three months of 2001. The first three months of 2002 proved to be quite volatile for stocks, although value stocks managed to hold their own. Our holdings in the consumer cyclical area (including General Motors and Whirlpool) and the energy sector (most notably Baker Hughes and Pioneer Natural Resources) proved to be among the best-performing stocks in the Fund. Economically sensitive areas of the market, such as industrial and basic materials companies, also worked well for the Fund. By contrast, a number of the Fund's holdings in the communications services and financial sectors struggled during the year.

Q: What changes did you make to the portfolio during the period?

A: For much of the year, we placed a major emphasis on capital goods stocks, which saw their fortunes improve after a severe recession in business spending in 2001. Although energy stocks found their footing during the past six months, we continued to see strong potential and attractive values in that sector, and added to the Fund's holdings. Our expectation that oil prices were poised for an increase proved to be well-founded by the end of the period, and that contributed to the recovery for energy issues. Another sector that gained attractiveness in the wake of September 11th was insurance, notably in the Property & Casualty area. It appeared many companies in this industry would be able to raise their rates as demand for coverage increased resulting in improved profits. We were able to capture some compelling opportunities in that part of the market.

Q: What is your outlook for the coming months?

A: The economic environment in 2002 looks better than it did in 2001, but it is not clear how strong the recovery will be. Value stocks performed better than growth issues over the previous two calendar years. This was a significant turnaround after growth stocks dominated the market for six consecutive years prior to 2000. We still like the prospects for value stocks, although their advantage is not as pronounced as it was a year ago. Large-cap stocks, which are the emphasis of this Fund, have not fared as well as smaller issues in recent months, and we expect the large-cap sector may continue to lag the market a bit. In light of the Enron debacle and other issues related to the bursting of the technology stock bubble, more investors appear to be seeking stocks of companies with a solid, tangible record of earnings. That should be a positive development for value stocks in general and consequently, the Fund. We will continue to pursue solid companies that offer attractive long-term potential based on their current valuations.

Warren E. Spitz

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4   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                          $ 9.45
March 31, 2001                                                          $10.31
Decrease                                                                $ 0.86

Distributions -- April 1, 2001 - March 31, 2002
From income                                                             $ 0.32
From long-term capital gains                                            $ 0.53
Total distributions                                                     $ 0.85
Total return*                                                           +0.10%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                          $ 9.46
March 31, 2001                                                          $10.31
Decrease                                                                $ 0.85

Distributions -- April 1, 2001 - March 31, 2002
From income                                                             $ 0.24
From long-term capital gains                                            $ 0.53
Total distributions                                                     $ 0.77
Total return*                                                           -0.62%

 Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                          $ 9.40
March 31, 2001                                                          $10.27
Decrease                                                                $ 0.87

Distributions -- April 1, 2001 - March 31, 2002
From income                                                             $ 0.25
From long-term capital gains                                            $ 0.53
Total distributions                                                     $ 0.78
Total return*                                                           -0.66%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                          $ 9.46
March 31, 2001                                                          $10.32
Decrease                                                                $ 0.86

Distributions -- April 1, 2001 - March 31, 2002
From income                                                             $ 0.33
From long-term capital gains                                            $ 0.53
Total distributions                                                     $ 0.86
Total return*                                                           +0.28%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP EQUITY VALUE FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                           Percent               Value
                                       (of net assets)   (as of March 31, 2002)
Lehman Brothers Holdings                      4.2%          $78,860,800
Conoco                                        3.8            70,907,400
ChevronTexaco                                 3.1            59,126,850
Intl Paper                                    2.8            52,472,200
Loews                                         2.7            50,378,800
CIGNA                                         2.7            50,188,050
Morgan Stanley, Dean Witter & Co              2.5            47,853,850
Caterpillar                                   2.4            45,480,000
Travelers Property Casualty Cl A              2.4            44,900,000
XL Capital Cl A                               2.4            44,481,275

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picure of) pie chart

The 10 holdings listed here make up 29.0% of net assets

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6   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.
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7   AXP EQUITY VALUE FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                 Value of your $10,000 in AXP Equity Value Fund
(line chart)

$50,000
                                                                       $26, 324
$40,000                                                        AXP Equity Value
                                                                   Fund Class B

$30,000
                         S&P 500 Index                 Lipper Large-Cap
$20,000                                               Value Funds Index

   $10,000                                  Russell 1000(R) Value Index

'92    '93    '94    '95     '96     '97     '98     '99     '00     '01     '02

Average Annual Total Returns (as of March 31, 2002)

                 1 year           5 years       10 years       Since inception
Class A          -5.65%            +5.82%           N/A          +10.51%*
Class B          -4.29%            +6.16%        +10.16%            N/A
Class C          -0.66%              N/A            N/A           +0.65%**
Class Y          +0.28%            +7.20%           N/A          +11.60%*

 * Inception date was March 20, 1995.
** Inception date was June 26, 2000.

Assumes: Holding period from 4/1/92 to 3/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $15,694. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's Class B total return compared to three widely cited performance indexes, the Russell 1000(R) Value Index, the Lipper Large-Cap Value Funds Index and the Standard & Poor's 500 Index (S&P 500 Index). Sales charges are not reflected in the performance of the indexes. Recently, the Fund's investment manager recommended to the Fund that the Fund change its primary comparative index from the S&P 500 Index to the Russell 1000(R) Value Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the Russell 1000(R) Value Index will be included.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable contingent deferred sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

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8   AXP EQUITY VALUE FUND -- ANNUAL REPORT

The Lipper Large-Cap Value Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Standard & Poor's 500 Index (S&P 500 Index), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

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9   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;
Texaco, Inc.                                                          formerly with Texaco
2000 Westchester Avenue                                               Inc., treasurer,
White Plains, NY 10650                                                1999-2001 and general
Born in 1944                                                          manager, alliance
                                                                      management operations,
                                                                      1998-1999. Prior to that,
                                                                      director, International
                                                                      Operations IBM Corp.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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10   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        President and professor
Carleton College                                                      of economics, Carleton
One North College Street                                              College
Northfield, MN 55057
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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11   AXP EQUITY VALUE FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John M. Knight                         Treasurer since 1999           Vice president -
50005 AXP Financial Center                                            investment accounting of
Minneapolis, MN 55474                                                 AEFC
Born in 1952
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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12   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Equity Value Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2002, and the financial highlights for the each of the years in the five-year period ended March 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Equity Value Fund as of March 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 3, 2002

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13   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Value Fund

March 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,875,612,729)                                                   $1,883,470,458
Capital shares receivable                                                                     47,680
Dividends and accrued interest receivable                                                  2,111,115
Receivable for investment securities sold                                                  5,558,814
                                                                                           ---------
Total assets                                                                           1,891,188,067
                                                                                       -------------
Liabilities
Disbursements in excess of cash on demand deposit                                             89,930
Payable for investment securities purchased                                                3,723,280
Payable upon return of securities loaned (Note 5)                                            143,100
Accrued investment management services fee                                                    25,461
Accrued distribution fee                                                                      28,197
Accrued service fee                                                                                8
Accrued transfer agency fee                                                                    3,239
Accrued administrative services fee                                                            1,733
Other accrued expenses                                                                       103,306
                                                                                             -------
Total liabilities                                                                          4,118,254
                                                                                           ---------
Net assets applicable to outstanding capital stock                                    $1,887,069,813
                                                                                      ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                              $    1,996,496
Additional paid-in capital                                                             1,892,006,259
Undistributed net investment income                                                        1,750,455
Accumulated net realized gain (loss) (Note 7)                                            (16,541,126)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      7,857,729
                                                                                           ---------
Total -- representing net assets applicable to outstanding capital stock              $1,887,069,813
                                                                                      ==============
Net assets applicable to outstanding shares:     Class A                              $1,119,022,611
                                                 Class B                              $  760,870,484
                                                 Class C                              $    4,248,303
                                                 Class Y                              $    2,928,415
Net asset value per share of outstanding
capital stock:                                   Class A shares      118,428,358      $         9.45
                                                 Class B shares       80,459,800      $         9.46
                                                 Class C shares          451,945      $         9.40
                                                 Class Y shares          309,525      $         9.46
                                                                         -------      --------------
* Including securities on loan, at value (Note 5)                                     $      140,291
                                                                                      --------------

See accompanying notes to financial statements.

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14   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Statement of operations
AXP Equity Value Fund

Year ended March 31, 2002
Investment income
Income:
Dividends                                                                               $ 36,411,621
Interest                                                                                     832,878
   Less foreign taxes withheld                                                              (198,384)
                                                                                            --------
Total income                                                                              37,046,115
                                                                                          ----------
Expenses (Note 2):
Investment management services fee                                                        10,337,896
Distribution fee
   Class A                                                                                 2,701,594
   Class B                                                                                 8,366,640
   Class C                                                                                    27,494
Transfer agency fee                                                                        3,030,975
Incremental transfer agency fee
   Class A                                                                                   190,850
   Class B                                                                                   245,126
   Class C                                                                                     1,321
Service fee -- Class Y                                                                         2,510
Administrative services fees and expenses                                                    680,433
Compensation of board members                                                                 18,135
Custodian fees                                                                                98,626
Printing and postage                                                                         266,206
Registration fees                                                                             80,287
Audit fees                                                                                    23,750
Other                                                                                         17,766
                                                                                              ------
Total expenses                                                                            26,089,609
   Earnings credits on cash balances (Note 2)                                                (44,307)
                                                                                             -------
Total net expenses                                                                        26,045,302
                                                                                          ----------
Investment income (loss) -- net                                                           11,000,813
                                                                                          ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                        (15,862,318)
   Foreign currency transactions                                                                (319)
                                                                                                ----
Net realized gain (loss) on investments                                                  (15,862,637)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                     (4,199,797)
                                                                                          ----------
Net gain (loss) on investments and foreign currencies                                    (20,062,434)
                                                                                         -----------
Net increase (decrease) in net assets resulting from operations                         $ (9,061,621)
                                                                                        ============

See accompanying notes to financial statements.

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15   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Equity Value Fund

Year ended March 31,                                                                       2002               2001
Operations and distributions
Investment income (loss) -- net                                                     $   11,000,813      $    7,226,324
Net realized gain (loss) on investments                                                (15,862,637)        171,680,239
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   (4,199,797)       (247,820,477)
                                                                                        ----------        ------------
Net increase (decrease) in net assets resulting from operations                         (9,061,621)        (68,913,914)
                                                                                        ----------         -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                           (9,174,746)         (8,023,339)
      Class B                                                                             (225,849)           (322,971)
      Class C                                                                               (6,134)             (2,735)
      Class Y                                                                              (26,135)            (14,024)
   Net realized gain
      Class A                                                                          (84,566,184)        (21,809,231)
      Class B                                                                          (57,272,888)        (22,320,668)
      Class C                                                                             (254,955)             (7,217)
      Class Y                                                                             (179,185)            (30,323)
                                                                                          --------             -------
Total distributions                                                                   (151,706,076)        (52,530,508)
                                                                                      ------------         -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             366,484,762         282,945,321
   Class B shares                                                                      130,671,029          87,132,804
   Class C shares                                                                        3,507,291           1,379,045
   Class Y shares                                                                        3,083,654           3,327,832
Reinvestment of distributions at net asset value
   Class A shares                                                                       92,074,677          29,259,812
   Class B shares                                                                       56,875,541          22,420,653
   Class C shares                                                                          259,745               9,951
   Class Y shares                                                                          205,320              44,348
Payments for redemptions
   Class A shares                                                                     (188,421,191)       (261,398,095)
   Class B shares (Note 2)                                                            (343,873,473)       (488,392,147)
   Class C shares (Note 2)                                                                (533,772)            (20,011)
   Class Y shares                                                                       (2,031,150)         (2,339,208)
                                                                                        ----------          ----------
Increase (decrease) in net assets from capital share transactions                      118,302,433        (325,629,695)
                                                                                       -----------        ------------
Total increase (decrease) in net assets                                                (42,465,264)       (447,074,117)
Net assets at beginning of year                                                      1,929,535,077       2,376,609,194
                                                                                     -------------       -------------
Net assets at end of year                                                           $1,887,069,813      $1,929,535,077
                                                                                    ==============      ==============
Undistributed net investment income                                                 $    1,750,455      $      315,288
                                                                                    --------------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Equity Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

Class C shares were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 190 shares of capital stock at $10.54 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares, are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $132,782 and accumulated net realized loss has been decreased by $133,982 resulting in a net reclassification adjustment to decrease paid-in capital by $1,200.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                                 2002              2001

Class A
Distributions paid from:
   Ordinary income                              $34,821,577       $ 8,023,339
   Long-term capital gain                        58,919,353        21,809,231

Class B
Distributions paid from:
   Ordinary income                               17,595,298           322,971
   Long-term capital gain                        39,903,439        22,320,668

Class C
Distributions paid from:
   Ordinary income                                   83,456             2,735
   Long-term capital gain                           177,633             7,217

Class Y
Distributions paid from:
   Ordinary income                                   80,478            14,024
   Long-term capital gain                           124,842            30,323

As of March 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                                   $    706,994
Accumulated gain (loss)                                         $(12,780,285)
Unrealized appreciation (depreciation)                          $  5,140,348

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
19   AXP EQUITY VALUE FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $742,591 for the year ended March 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,671,455 for Class A, $426,820 for Class B and $1,696 for Class C for the year ended March 31, 2002.

During the year ended March 31, 2002, the Fund's custodian and transfer agency fees were reduced by $44,307 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,165,830,721 and $1,179,090,707, respectively, for the year ended March 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $1,701 for the year ended March 31, 2002.

--------------------------------------------------------------------------------
20   AXP EQUITY VALUE FUND -- ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                        Year ended March 31, 2002
                                             Class A          Class B      Class C        Class Y
Sold                                      34,722,578        12,921,537     350,315        305,100
Issued for reinvested distributions        9,956,355         6,168,342      28,307         22,143
Redeemed                                 (19,002,778)      (32,725,871)    (54,526)      (202,708)
                                         -----------       -----------     -------       --------
Net increase (decrease)                   25,676,155       (13,635,992)    324,096        124,535
                                          ----------       -----------     -------        -------

                                                      Year ended March 31, 2001
                                             Class A          Class B      Class C*       Class Y
Sold                                      26,384,678         8,133,866     128,670        307,942
Issued for reinvested distributions        2,883,619         2,229,760         984          4,361
Redeemed                                 (24,314,631)      (45,527,560)     (1,805)      (219,066)
                                         -----------       -----------      ------       --------
Net increase (decrease)                    4,953,666       (35,163,934)    127,849         93,237
                                           ---------       -----------     -------         ------

* Inception date was June 26, 2000.

5. LENDING OF PORTFOLIO SECURITIES
As of March 31, 2002 securities valued at $140,291 were on loan to brokers. For collateral, the Fund received $143,100 in cash. Income from securities lending amounted to $3,580 for the year ended March 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had borrowings of $9,900,000 at a weighted average interest rate of 3.80% for the period Sept. 13, 2001 to Sept. 14, 2001.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $12,780,285 as of March 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
21   AXP EQUITY VALUE FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002         2001        2000         1999           1998
Net asset value, beginning of period                                  $10.31      $10.95       $11.32       $12.85         $11.62
Income from investment operations:
Net investment income (loss)                                             .09         .08          .10          .17            .32
Net gains (losses) (both realized and unrealized)                       (.10)       (.39)         .65         (.08)          3.30
Total from investment operations                                        (.01)       (.31)         .75          .09           3.62
Less distributions:
Dividends from net investment income                                    (.09)       (.09)        (.09)        (.17)          (.30)
Distributions from realized gains                                       (.76)       (.24)       (1.03)       (1.45)         (2.09)
Total distributions                                                     (.85)       (.33)       (1.12)       (1.62)         (2.39)
Net asset value, end of period                                        $ 9.45      $10.31       $10.95       $11.32         $12.85

Ratios/supplemental data
Net assets, end of period (in millions)                               $1,119        $956         $961         $906           $835
Ratio of expenses to average daily net assets(c)                       1.03%        .95%         .92%         .87%           .85%
Ratio of net investment income (loss) to average daily net assets       .91%        .75%         .88%        1.39%          2.43%
Portfolio turnover rate (excluding short-term securities)                61%         97%          59%         106%            95%
Total return(e)                                                         .10%      (2.76%)       6.87%        1.31%         33.62%

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002         2001        2000         1999           1998
Net asset value, beginning of period                                  $10.31      $10.94       $11.33       $12.85         $11.63
Income from investment operations:
Net investment income (loss)                                              --          --          .02          .07            .21
Net gains (losses) (both realized and unrealized)                       (.08)       (.39)         .63         (.06)          3.30
Total from investment operations                                        (.08)       (.39)         .65          .01           3.51
Less distributions:
Dividends from net investment income                                    (.01)         --         (.01)        (.08)          (.20)
Distributions from realized gains                                       (.76)       (.24)       (1.03)       (1.45)         (2.09)
Total distributions                                                     (.77)       (.24)       (1.04)       (1.53)         (2.29)
Net asset value, end of period                                        $ 9.46      $10.31       $10.94       $11.33         $12.85

Ratios/supplemental data
Net assets, end of period (in millions)                                 $761        $970       $1,414       $1,663         $1,922
Ratio of expenses to average daily net assets(c)                       1.78%       1.70%        1.67%        1.62%          1.61%
Ratio of net investment income (loss) to average daily net assets       .13%       (.01%)        .13%         .65%          1.69%
Portfolio turnover rate (excluding short-term securities)                61%         97%          59%         106%            95%
Total return(e)                                                        (.62%)     (3.47%)       6.03%         .54%         32.61%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002      2001(b)
Net asset value, beginning of period                                  $10.27      $10.37
Income from investment operations:
Net investment income (loss)                                             .01          --
Net gains (losses) (both realized and unrealized)                       (.10)        .18
Total from investment operations                                        (.09)        .18
Less distributions:
Dividends from net investment income                                    (.02)       (.04)
Distributions from realized gains                                       (.76)       (.24)
Total distributions                                                     (.78)       (.28)
Net asset value, end of period                                        $ 9.40      $10.27

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4          $1
Ratio of expenses to average daily net assets(c)                       1.81%        1.70%(d)
Ratio of net investment income (loss) to average daily net assets       .14%         .07%(d)
Portfolio turnover rate (excluding short-term securities)                61%         97%
Total return(e)                                                        (.66%)      1.82%

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002         2001        2000         1999           1998
Net asset value, beginning of period                                  $10.32      $10.96       $11.34       $12.87         $11.64
Income from investment operations:
Net investment income (loss)                                             .11         .09          .12          .18            .34
Net gains (losses) (both realized and unrealized)                       (.11)       (.39)         .63         (.08)          3.29
Total from investment operations                                          --        (.30)         .75          .10           3.63
Less distributions:
Dividends from net investment income                                    (.10)       (.10)        (.10)        (.18)          (.31)
Distributions from realized gains                                       (.76)       (.24)       (1.03)       (1.45)         (2.09)
Total distributions                                                     (.86)       (.34)       (1.13)       (1.63)         (2.40)
Net asset value, end of period                                        $ 9.46      $10.32       $10.96       $11.34         $12.87

Ratios/supplemental data
Net assets, end of period (in millions)                                   $3          $2           $1           $1             $1
Ratio of expenses to average daily net assets(c)                        .86%        .79%         .77%         .78%           .76%
Ratio of net investment income (loss) to average daily net assets      1.06%        .94%        1.02%        1.49%          2.10%
Portfolio turnover rate (excluding short-term securities)                61%         97%          59%         106%            95%
Total return(e)                                                         .28%      (2.62%)       6.91%        1.40%         33.76%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
24   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Investments in Securities
AXP Equity Value Fund

March 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (99.3%)
Issuer                                       Shares              Value(a)

Aerospace & defense (1.5%)
Boeing                                       570,000         $27,502,500

Automotive & related (1.4%)
General Motors                               445,000          26,900,250

Banks and savings & loans (4.1%)
FleetBoston Financial                        315,000          11,025,000
J.P. Morgan Chase                            620,000          22,103,000
Wachovia                                     425,000          15,759,000
Washington Mutual                            850,000          28,160,500
Total                                                         77,047,500

Beverages & tobacco (0.9%)
Philip Morris                                320,000          16,854,400

Building materials & construction (1.7%)
Hanson ADR                                   815,000(c)       31,255,250

Chemicals (4.2%)
Air Products & Chemicals                     445,000          22,984,250
Dow Chemical                                 920,000          30,102,400
Waste Management                             980,000          26,705,000
Total                                                         79,791,650

Communications equipment & services (2.7%)
AT&T Wireless Services                       558,323(b)        4,996,991
Lucent Technologies                        1,542,400           7,295,552
Nortel Networks                            1,324,100(c)        5,945,209
Tellabs                                      660,000(b)        6,910,200
Verizon Communications                       575,000          26,248,750
Total                                                         51,396,702

Computers & office equipment (3.5%)
Computer Associates Intl                     605,000          13,243,450
Dell Computer                                470,800(b)       12,292,588
EMC                                          419,750(b)        5,003,420
Hewlett-Packard                              305,000           5,471,700
Intl Business Machines                       180,000          18,720,000
Solectron                                  1,500,000(b)       11,700,000
Total                                                         66,431,158

Energy (10.6%)
Anadarko Petroleum                           340,000          19,189,600
BP ADR                                       385,000(c)       20,443,500
ChevronTexaco                                655,000          59,126,850
Conoco                                     2,430,000          70,907,400
Petroleo Brasileiro ADR                      705,000(c)       18,661,350
Phillips Petroleum                           220,000          13,816,000
Total                                                        202,144,700

Energy equipment & services (2.8%)
Baker Hughes                                 383,600          14,672,700
Pioneer Natural Resources                    810,500(b)       18,066,045
Transocean Sedco Forex                       595,000          19,771,850
Total                                                         52,510,595

Financial services (8.9%)
Citigroup                                    455,000          22,531,600
Lehman Brothers Holdings                   1,220,000          78,860,800
Morgan Stanley,
   Dean Witter & Co                          835,000          47,853,850
Stilwell Financial                           780,000          19,102,200
Total                                                        168,348,450

Food (1.8%)
ConAgra Foods                                985,000          23,886,250
Heinz (HJ)                                   110,000           4,565,000
Kellogg                                      150,000           5,035,500
Total                                                         33,486,750

Furniture & appliances (1.6%)
Whirlpool                                    395,000          29,842,250

Health care (1.2%)
Merck & Co                                   215,000          12,379,700
Schering-Plough                              350,000          10,955,000
Total                                                         23,334,700

Health care services (0.8%)
HCA                                          340,000          14,987,200

Industrial equipment & services (7.0%)
Caterpillar                                  800,000          45,480,000
Illinois Tool Works                          420,000          30,387,000
Ingersoll-Rand Cl A                          695,000          34,763,900
Parker-Hannifin                              415,000          20,708,500
Total                                                        131,339,400

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Issuer                                       Shares              Value(a)

Insurance (16.1%)
ACE                                          215,000(c)       $8,965,500
Aon                                          905,000          31,675,000
Berkshire Hathaway Cl B                        9,600(b)       22,742,400
Chubb                                        330,000          24,123,000
CIGNA                                        495,000          50,188,050
Lincoln Natl                                 455,000          23,082,150
Loews                                        860,000          50,378,800
St. Paul Companies                           108,900           4,993,065
Travelers Property
  Casualty Cl A                            2,245,000(b)       44,900,000
XL Capital Cl A                              476,500(c)       44,481,275
Total                                                        305,529,240

Leisure time & entertainment (2.1%)
Carnival                                     710,000          23,181,500
Viacom Cl B                                  345,000(b)       16,687,650
Total                                                         39,869,150

Media (1.9%)
Donnelley (RR) & Sons                        480,300          14,937,330
Gannett                                      275,000          20,927,500
Total                                                         35,864,830

Metals (3.0%)
Alcoa                                        905,000          34,154,700
Nucor                                        340,000          21,841,600
Total                                                         55,996,300

Multi-industry conglomerates (3.2%)
Eastman Kodak                                570,000          17,766,900
Honeywell Intl                               625,000          23,918,750
Tyco Intl                                    560,000(c)       18,099,200
Total                                                         59,784,850

Paper & packaging (2.8%)
Intl Paper                                 1,220,000          52,472,200

Real estate investment trust (1.6%)
Crescent Real Estate Equities                875,000          16,975,000
Equity Residential
  Properties Trust                           445,400          12,800,796
Total                                                         29,775,796

Retail (3.3%)
Albertson's                                  560,000          18,558,400
Federated Dept Stores                        240,000(b)        9,804,000
Kroger                                       935,000(b)       20,719,600
May Dept Stores                              375,000          13,068,750
Total                                                         62,150,750

Transportation (2.0%)
Burlington Northern Santa Fe               1,275,000          38,479,500

Utilities -- electric (2.2%)
Duke Energy                                  410,600          15,520,680
Exelon                                       485,000          25,690,450
Total                                                         41,211,130

Utilities -- gas (2.5%)
Dynegy Cl A                                  495,000          14,355,000
El Paso                                      240,000          10,567,200
Williams Companies                           910,000          21,439,600
Total                                                         46,361,800

Utilities -- telephone (3.9%)
AT&T                                       2,120,000          33,284,000
SBC Communications                           475,000          17,784,000
Sprint (FON Group)                         1,070,000          16,360,300
WorldCom-WorldCom Group                      935,000(b)        6,301,900
Total                                                         73,730,200

Total common stocks
(Cost: $1,868,713,970)                                    $1,874,399,201

Preferred stock (0.4%)
Issuer                                        Shares            Value(a)

Xerox
  7.50% Cv                                   110,000(d)       $7,672,500

Total preferred stock
(Cost: $5,500,000)                                            $7,672,500

Short-term security (0.1%)
Issuer                           Annualized       Amount      Value(a)
                                yield on date   payable at
                                 of purchase     maturity

U.S. government agency
Federal Natl Mtge Assn Disc Nt
  04-17-02                          1.68%       $1,400,000    $1,398,757

Total short-term security
(Cost: $1,398,759)                                            $1,398,757

Total investments in securities
(Cost: $1,875,612,729)(e)                                 $1,883,470,458

See accompanying notes to investments in securities.
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26   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2002, the value of foreign securities represented 7.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) At March 31, 2002, the cost of securities for federal income tax purposes was $1,878,330,110 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $ 164,840,168
     Unrealized depreciation                                  (159,699,820)
                                                              ------------
     Net unrealized appreciation                             $   5,140,348
                                                             -------------

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27   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Equity Value Fund, Inc.
Fiscal year ended March 31, 2002

Class A
Income distributions taxable as dividend income, 69.58% qualifying for deduction by corporations.

Payable date                                                       Per share
June 27, 2001                                                      $0.01810
Sept. 27, 2001                                                      0.02610
Dec. 20, 2001                                                       0.24680
March 21, 2002                                                      0.02387
Total                                                              $0.31487

Capital gain distribution taxable as long-term capital gain.

Payable date                                                       Per share
Dec. 20, 2001                                                      $0.53181
Total distributions                                                $0.84668

The distribution of $0.77861 per share, payable Dec. 20, 2001, consisted of $0.01531 from net investment income, $0.23149 from net short-term gains (a total of $0.24680 taxable as dividend income) and $0.53181 from net long-term capital gains.

Class B
Income distributions taxable as dividend income, 69.58% qualifying for deductions by corporations.

Payable date                                                       Per share
Sept. 27, 2001                                                     $0.00089
Dec. 20, 2001                                                       0.23149
March 21, 2002                                                      0.00197
Total                                                              $0.23435

Capital gain distribution taxable as long-term capital gain.

Payable date                                                       Per share
Dec. 20, 2001                                                      $0.53181
Total distributions                                                $0.76616

The distribution of $0.76330 per share, payable Dec. 20, 2001, consisted of $0.23149 from net short-term gains (taxable as dividend income) and $0.53181 from net long-term capital gains.

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28   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Class C
Income distributions taxable as dividend income, 69.58% qualifying for deduction by corporations.

Payable date                                                       Per share
June 27, 2001                                                      $0.00365
Sept. 27, 2001                                                      0.00805
Dec. 20, 2001                                                       0.23178
March 21, 2002                                                      0.00685
Total                                                              $0.25033

Capital gain distribution taxable as long-term capital gain.

Payable date                                                       Per share
Dec. 20, 2001                                                      $0.53181
Total distributions                                                $0.78214

The distribution of $0.76359 per share, payable Dec. 20, 2001, consisted of $0.00029 from net investment income, $0.23149 from net short-term gains (a total of $0.23178 taxable as dividend income) and $0.53181 from net long-term capital gains.

Class Y
Income distributions taxable as dividend income, 69.58% qualifying for deduction by corporations.

Payable date                                                       Per share
June 27, 2001                                                      $0.02255
Sept. 27, 2001                                                      0.03067
Dec. 20, 2001                                                       0.25070
March 21, 2002                                                      0.02802
Total                                                              $0.33194

Capital gain distribution taxable as long-term capital gain.

Payable date                                                       Per share
Dec. 20, 2001                                                      $0.53181
Total distributions                                                $0.86375

The distribution of $0.78251 per share, payable Dec. 20, 2001, consisted of $0.01921 from net investment income, $0.23149 from net short-term gains (a total of $0.25070 taxable as dividend income) and $0.53181 from net long-term capital gains.

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29   AXP EQUITY VALUE FUND -- ANNUAL REPORT

AXP Equity Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: IEVAX    Class B: INEGX
Class C: N/A      Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6382 M (5/02)